IMPORTANT NOTICE REGARDING CHANGE

IN NAME AND INVESTMENT POLICY

The Glenmede Fund, Inc.

International Secured Options Portfolio (NOVIX)

Supplement dated February 28, 2017 to the

Prospectus dated February 28, 2017

The prospectus dated February 28, 2017 discloses changes that will be effective on or about May 1, 2017 to the International Secured Options Portfolio’s investment strategy to allow for increased exposure to U.S. investments in addition to foreign investments. In addition, the Portfolio’s name will be changed to “Global Secured Options Portfolio” to reflect its new global investment strategy as described below and in the prospectus.

The Advisor attempts to achieve the Portfolio’s objective of long-term capital appreciation and option premiums consistent with reasonable risk to principal by using option writing strategies in an effort to obtain option premiums and reduce risk. Until on or about May 1, 2017, under normal market circumstances, at least 80% of the value of the Portfolio’s total assets (including borrowings for investment purposes) will be subject to secured option strategies, which are written covered call and/or secured put options on foreign stock index ETFs, foreign stock indices and/or individual foreign stocks held by the Portfolio. This is a non-fundamental policy that can be changed by the Portfolio upon 60 days’ prior notice to shareholders.

Effective on or about May 1, 2017, under normal market circumstances, at least 80% of the value of the Portfolio’s net assets (including borrowings for investment purposes) will be subject to secured option strategies, which are written covered call and/or secured put options. This is a non-fundamental policy that can be changed by the Portfolio upon 60 days’ prior notice to shareholders. Under normal market circumstances, the Portfolio will write covered call and/or secured put options on U.S. or foreign stock index ETFs, U.S. or foreign stock indices and/or individual U.S. or foreign stocks in at least three different countries, other than the United States, and will invest at least 40% of its net assets outside of the U.S.

These changes, among others, are effective on or about May 1, 2017 and are described in the prospectus dated February 28, 2017.

This Supplement should be retained with your

Prospectus for future reference.

THE GLENMEDE FUND, INC.

Prospectus

February 28, 2017

International Secured Options Portfolio (NOVIX)

(to be renamed the Global Secured Options Portfolio

effective on or about May 1, 2017)

Investment Advisor

Glenmede Investment Management LP

The Securities and Exchange Commission has not approved or disapproved the Portfolio’s securities or determined if this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

International Secured Options Portfolio (to be renamed Global Secured Options Portfolio on or about May 1, 2017)

Investment Objective: Long-term capital appreciation and option premiums consistent with reasonable risk to principal.

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Other Expenses (includes 0.20% shareholder servicing fees payable to Glenmede Trust)	0.36%
Acquired Fund Fees and Expenses	0.08%

Total Annual Portfolio Operating Expenses[1]	0.99%

[1]

Total Annual Fund Operating Expenses shown in the table above may not correspond to the ratio of operating expenses to average net assets in the “Financial Highlights” section of this Prospectus to the extent that Acquired Fund Fees and Expenses are included in the table above.

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$101	$315	$547	$1,213

Portfolio Turnover: The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. The Portfolio may actively trade portfolio securities to achieve its principal investment strategies. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 70% of the average value of its portfolio.

Principal Investment Strategies: Under normal market circumstances, the Portfolio uses option writing strategies in an effort to obtain option premiums and reduce risk. Effective on or about May 1, 2017, the Portfolio will change its investment strategy to allow for increased exposure to U.S. investments in addition to foreign investments and will change its name to “Global Secured Options Portfolio” to reflect its new global investment strategy.

Until on or about May 1, 2017, the Portfolio will implement buy-write (covered call) and/or cash-secured put option strategies on foreign stock index exchange traded funds (“ETFs”), foreign stock indices and/or individual foreign stocks held by the Portfolio. Covered call and cash-secured put options are intended to reduce volatility, earn option premiums and provide more stable returns. Selling call options reduces the risk of owning stocks by the receipt of the option premiums and selling put options reduces the purchase price of the underlying stock, but both strategies limit the opportunity to profit from an increase in the market value of the underlying security in exchange for up-front cash at the time of selling the call or put option. Until on or about May 1, 2017, under normal market circumstances, at least 80% of the value of the Portfolio’s total assets (including borrowings for investment purposes) will be subject to secured option strategies, which are written covered call and/or secured put options on foreign stock index ETFs, foreign stock indices and/or individual foreign stocks held by the Portfolio. The Portfolio is called International “Secured Options” because the call and put options it writes will be covered by owning the foreign security, index or ETFs underlying the option, holding an offsetting option, segregating cash or other liquid assets at not less than the full value of the option or the exercise price, and/or using other permitted coverage methods. At any given time, the Portfolio’s assets may be subject to only calls or only puts, or a combination of both strategies. To the extent that the Portfolio’s assets are only subject to puts, the assets will consist of cash or cash equivalents in order to secure the puts. In that event, there may be few if any foreign stocks or other foreign securities held by the Portfolio. To the extent that the Portfolio’s assets are only subject to covered calls on a foreign stock index, the Portfolio may hold foreign stock index ETFs instead of individual foreign stocks that replicate the movement of the foreign index, in addition to the other permitted coverage methods.

Until on or about May 1, 2017, to the extent that the Portfolio’s assets are not only subject to cash-secured puts or calls on a foreign stock index covered by foreign stock index ETFs, the Portfolio intends to invest in a diversified portfolio of foreign equity securities of companies based in at least three different countries, other than the United States, with generally similar risk and return characteristics as the Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”). The Portfolio may invest in companies with small, medium or large market capitalizations in developed, developing or emerging markets in advancement of its investment objective. The Portfolio intends to invest in foreign securities in the form of American Depositary Receipts (“ADRs”) which are securities issued by a U.S. bank that represent interests in foreign equity securities listed on a U.S. stock exchange. The Portfolio may also buy call and put options on foreign stock index ETFs, foreign stock indices or individual foreign stocks.

Effective on or about May 1, 2017, the Portfolio’s investment strategy will change to increase its exposure to U.S. investments such that under normal market circumstances, the Portfolio will implement the option writing and buying strategies described above on U.S. or foreign stock index ETFs, U.S. or foreign stock indices and/or individual U.S. or foreign stocks in at least three different countries, other than the United States, and will invest at least 40% of its net assets outside of the U.S. To the extent that the Portfolio’s assets are not only subject to cash-secured puts or calls on a stock index covered by stock index ETFs, the Portfolio intends to invest in a diversified portfolio of U.S. or foreign equity securities of companies based in at least three different countries, other than the United States, with generally similar risk and return characteristics as the Morgan Stanley Capital International All Country World Index (“MSCI ACWI Index”).

Glenmede Investment Management LP’s (the “Advisor”) selection of securities to buy or sell is based on a combination of proprietary multifactor computer models and fundamental analysis. The computer models rank securities based on certain criteria, such as valuation ratios, and other models focus on risk analysis and overall portfolio characteristics. The Advisor buys securities that the models identify as undervalued and more likely to appreciate, and sells securities that the Advisor identifies as overvalued and more likely to depreciate. The Portfolio may actively trade its securities to achieve its principal investment strategies.

Principal Investment Risks: All investments carry a certain amount of risk and the Portfolio cannot guarantee that it will achieve its investment objective. In addition, the strategies that the Advisor uses may fail to produce the intended result. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you could lose money by investing in the Portfolio.

Market Risk: Stocks may decline over short or even extended periods of time. Equity markets tend to be cyclical: there are times when stock prices generally increase, and other times when they generally decrease. In addition, the Portfolio is subject to the additional risk that the particular types of securities held by the Portfolio will underperform other types of securities.

Options Risk: Writing and purchasing call and put options are highly specialized activities and entail greater than ordinary investment risks. The successful use of options depends in part on the future price fluctuations and the degree of correlation between the options and the securities markets. The value of the Portfolio’s positions in options fluctuates in response to changes in the value of the underlying security, index, or stock index ETF, as applicable. The Portfolio also risks losing all or part of the cash paid for purchasing call and put options. Portfolio assets covering written options cannot be sold while the option is outstanding, unless replaced with similar assets. As a result, there is a possibility that segregation of a large percentage of the Portfolio’s assets could affect its portfolio management as well as the ability of the Portfolio to meet redemption requests or other current obligations. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Portfolio’s option strategies, and for these and other reasons the Portfolio’s option strategies may not reduce the Portfolio’s volatility to the extent desired. The Portfolio may reduce its holdings of put options resulting in an increased exposure to a market decline.

Frequent Trading Risk: A high rate of portfolio turnover involves correspondingly high transaction costs, which may adversely affect the Portfolio’s performance over time. High portfolio turnover may also result in the realization of short-term capital gains. Distributions derived from such gains will be treated as ordinary income for Federal income tax purposes.

ADR/Foreign Investment Risk: The Portfolio intends to invest in foreign securities in the form of ADRs, which are depositary receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign company and listed on a U.S. stock exchange. Investments in ADRs involve risks similar to those accompanying direct investments in foreign securities. The Portfolio is subject to additional risks due to its foreign investments. Foreign stocks involve special risks not typically associated with U.S. stocks. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

Emerging Markets Risk: The risks associated with foreign investments are heightened when investing in emerging markets. The governments and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.

Exchange Traded Funds: The Portfolio intends to invest in ETFs that seek to track the performance of foreign securities indices. Shares of ETFs have many of the same risks as direct investments in the underlying securities they are designed to track, although the lack of liquidity may make ETFs more volatile. ETFs have investment management fees and other expenses which will be indirectly paid by the Portfolio.

The Portfolio may be appropriate for you if you are investing for goals several years away, and are comfortable with stock market risks. The Portfolio would not be appropriate for you if you are investing for short-term goals, or are mainly seeking current income.

Performance Information: The bar chart and table below provide some indication of the risks of investing in the Portfolio. The bar chart shows how the performance of the Portfolio has varied from year to year. The table shows how the Portfolio’s average annual total returns for one year and since inception compare to those of selected market indices. The Portfolio’s past performance, before and after-taxes, does not necessarily indicate how it will perform in the future. The since inception performance reflects expense reimbursements made in 2012. If such reimbursements were not in place, the Portfolio’s performance in 2012 would be reduced. Updated performance information is available by visiting www.glenmedeim.com or by calling 1-800-422-8299.

During the periods shown in the bar chart, the highest quarterly return was 6.42% (for the quarter ended September 30, 2013) and the lowest quarterly return was -9.60% (for the quarter ended September 30, 2015).

After-tax returns for the Portfolio are calculated using the historical highest individual Federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) currently serves as the benchmark for the Portfolio. Effective May 1, 2017, the Portfolio’s benchmark will change to the MSCI ACWI Index as a result of the change in the Portfolio’s principal investment strategies.

Average Annual Total Returns (for the periods ended December 31, 2016)

	Past 1 Year	Since Inception (September 28, 2012)
Return Before Taxes	0.33%	2.59%
Return After Taxes on Distributions	(0.03)%	1.46%
Return After Taxes on Distributions and Sale of Fund Shares	0.83%	1.70%
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	1.00%	5.06%
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	7.86%	7.83%

Investment Adviser: Glenmede Investment Management LP serves as investment advisor to the Portfolio.

Portfolio Manager: Sean Heron, CFA, Portfolio Manager of the Advisor, has managed the Portfolio since its inception on September 28, 2012.

Tax Information: The Portfolio’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are purchasing through a tax-deferred arrangement, such as a 401(k) plan or IRA. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Purchase and Sale of Portfolio Shares: There are no minimum initial or subsequent investment requirements for the Portfolio. The Glenmede Trust Company, N.A. (“Glenmede Trust”) has informed The Glenmede Fund, Inc. (the “Fund”) that it and its affiliated companies’ (“Affiliates”) minimum initial investment requirements for their clients’ investments in the Portfolio is $1,000, which may be reduced or waived from time to time. Approved brokers and other institutions that purchase shares on behalf of their clients may have their own minimum initial and subsequent investment requirements. You may redeem shares at any time by contacting Glenmede Trust by telephone or facsimile or contacting the institution through which you purchased your shares.

Financial Intermediary Compensation: If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENTS

Objective, Principal Strategies and Risks

To help you decide whether the Portfolio is appropriate for you, this section looks more closely at the Portfolio’s investment objective, policies and risks. You should carefully consider your own investment goals, time horizon and risk tolerance before investing in the Portfolio.

The Portfolio’s investment objective and strategies may be changed by the Board of Directors (the “Board”) of the Fund without shareholder approval.

The Advisor attempts to achieve the Portfolio’s objective of long-term capital appreciation and option premiums consistent with reasonable risk to principal by using option writing strategies in an effort to obtain option premiums and reduce risk. Until on or about May 1, 2017, under normal market circumstances, at least 80% of the value of the Portfolio’s total assets (including borrowings for investment purposes) will be subject to secured option strategies, which are written covered call and/or secured put options on foreign stock index ETFs, foreign stock indices and/or individual foreign stocks held by the Portfolio. This is a non-fundamental policy that can be changed by the Portfolio upon 60 days’ prior notice to shareholders. To the extent that the Portfolio’s assets are only subject to covered calls on a foreign stock index, the Portfolio may hold foreign stock index ETFs instead of individual foreign stocks that replicate the movement of the index, in addition to the other permitted coverage methods.

The Portfolio’s investment strategy will change on or about May 1, 2017 to allow for increased exposure to U.S. investments in addition to foreign investments. Effective on or about May 1, 2017, under normal market circumstances, at least 80% of the value of the Portfolio’s net assets (including borrowings for investment purposes) will be subject to secured option strategies, which are written covered call and/or secured put options. This is a non-fundamental policy that can be changed by the Portfolio upon 60 days’ prior notice to shareholders. Under normal market circumstances, the Portfolio will write covered call and/or secured put options on U.S. or foreign stock index ETFs, U.S. or foreign stock indices and/or individual U.S. or foreign stocks in at least three different countries, other than the United States, and will invest at least 40% of its net assets outside of the U.S. To the extent that the Portfolio’s assets are only subject to covered calls on a U.S. or foreign stock index, the Portfolio may hold U.S. or foreign stock index ETFs instead of individual U.S. or foreign stocks that replicate the movement of the U.S. or foreign index, in addition to the other permitted coverage methods.

The Portfolio may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in response to adverse market, economic, political, or other conditions. Such investments may include, for example, cash, various short-term instruments, such as money market securities (including commercial paper, certificates of deposit, banker’s acceptances and time deposits), U.S. Government securities and repurchase agreements. U.S. Government securities include a variety of securities issued by the U.S. Treasury or by U.S. Government-related entities. While certain U.S. Government-related entities (such as the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation) may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. To the extent that the Portfolio employs a temporary defensive investment strategy, it may not achieve its investment objective. A defensive position, taken at the wrong time, would have an adverse impact on the Portfolio’s performance.

Options

The writing of options is intended to earn cash through the receipt of option premiums. As the seller of the call option, the Portfolio receives cash (the “premium”) from the purchaser. Depending on the type of call option, the purchaser of a call option has the right to any appreciation in the value over a fixed price (the “exercise price”) of a security or index either on certain date in the future (the “expiration date”) or at any time prior to the expiration date. If the purchaser does not exercise the option, the Portfolio retains the premium. If the purchaser exercises the option, the Portfolio pays the purchaser the difference between the value of the security or the index and the exercise price of the option or, in the case of options on securities, closes the option by delivering the underlying security versus the payment of the exercise price. The premium, the exercise price and the value of the security or index determine the gain or loss realized by the Portfolio. The Portfolio can also repurchase the call option prior to the expiration date, ending its obligation, and the cost of entering into closing purchase transactions will determine the gain or loss realized by the

Portfolio. The Portfolio may also buy call options. The value of a call option generally increases as the price of the underlying stock or index increases and decreases as the price of the underlying stock or index decreases.

The Portfolio will also write cash-secured put options in an attempt to complement the covered call strategy. A put option gives the holder of the option, in return for a premium, the right to sell to the writer of the option the security underlying the option at a specified price at any time during the term of the option. To the extent the Portfolio sells cash-secured put options it will be required to hold a significant portion of its assets in cash or cash equivalents, such as U.S. Treasury securities and repurchase agreements, to cover the put option. The Portfolio may also buy put options. The value of a put option generally increases as the price of the underlying stock decreases and decreases as the price of the underlying stock increases.

Writing covered call options may provide a steady cash flow, although it may also reduce the Portfolio’s ability to profit from increases in the value of its equity portfolio. If the Portfolio were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired unexercised. Writing cash-secured put options may also provide a steady cash flow, although it may also require the Portfolio to realize a loss if the put option is exercised. The Portfolio may also buy put options, which may protect the Portfolio from a significant market decline that may occur over a short period of time. The Portfolio may also buy call options, which may result in the purchase of equities below their market value. As the purchaser of either a call or put option, if the option expires unexercised, the Portfolio will lose the premium it paid to purchase the option. There can be no assurance that a liquid market will exist when the Portfolio seeks to enter or close out an open option position. The value of options may be adversely affected if the market for the options becomes less liquid or smaller.

Investments in Other Investment Companies

To the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the Portfolio may invest in shares of other registered investment companies, including ETFs. If the Portfolio invests in shares of another registered investment company, shareholders would bear not only their proportionate share of the Portfolio’s expenses, but also management fees and other expenses paid by the other fund. Any investment in an ETF generally presents the same primary risks as an investment in a conventional open-end fund that has the same investment objectives, strategies and policies. Additionally, the risks of owning an ETF generally reflect the risks of owning the underlying securities that the ETF invests in or is designed to track, although the lack of liquidity of an ETF could result in it being more volatile. In addition, ETFs and closed-end funds do not necessarily trade at the net asset value (“NAV”) of their underlying securities, which means that these funds could potentially trade above or below the value of their underlying portfolios and may result in a loss. Finally, because ETFs and closed-end funds trade like stocks on exchanges, they are subject to trading and commission costs.

Foreign Securities

The Portfolio may invest in ADRs, which involve risks similar to those accompanying direct investment in foreign securities. The Portfolio may purchase securities in any foreign country, developed or underdeveloped. There are substantial risks involved in investing in foreign securities. These risks include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, and potential restrictions on the flow of international capital. The dividends payable on the Portfolio’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the income available for distribution to the Portfolio’s shareholders. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities in the Portfolio which are denominated or quoted in currencies other than the U.S. dollar. In many countries there is less publicly available information about issuers than is available in reports about companies in the United States.

Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets are generally more expensive than in the United States. Foreign securities markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could prevent the Portfolio from investing the proceeds of the sale. Inability to dispose of portfolio securities due to settlement problems could expose the Portfolio to losses due either to subsequent declines in the value of the portfolio security or, if the security has been sold, to claims by the purchaser.

Investing in foreign securities includes the risk of possible losses through the holding of securities in domestic and foreign custodian banks and depositories. Additionally, many countries are dependent on a healthy U.S. economy, and are adversely affected when the U.S. economy weakens or its markets decline. In addition, the risks of loss and volatility have increased over the past few years and may continue because of high levels of debt and other economic distress in various countries.

Emerging Market Investments

The Portfolio may also purchase securities in developing or emerging markets. The risks of investing in foreign securities are often heightened for investments by the Portfolio in developing or emerging markets. Developing countries may also impose restrictions on the Portfolio’s ability to repatriate investment income or capital. Even without such restrictions, the mechanics of repatriation may affect certain aspects of the operations of the Portfolio. Some of the currencies in emerging markets have been devalued relative to the U.S. dollar. In many cases these devaluations have been significant. Certain developing countries impose constraints on currency exchange. Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries in these regions, which in turn, could affect the value of the Portfolio’s investments. While in many other emerging markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The Portfolio may invest in foreign securities markets which are smaller, less liquid, and subject to greater price volatility than those in the United States.

Repurchase Agreements

The Portfolio may enter into collateralized repurchase agreements with qualified brokers, dealers, banks and other financial institutions deemed creditworthy by the Advisor. Such agreements can be entered into for periods of one day or for a fixed term.

In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security at a future date to the seller (a qualified bank or securities dealer) at an agreed upon price plus an agreed upon market rate of interest (itself unrelated to the coupon rate or date of maturity of the purchased security). The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by the Portfolio at not less than the agreed upon repurchase price. If the seller defaults on its repurchase obligation, the Portfolio holding such obligation suffers a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) is less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller files for bankruptcy or becomes insolvent, disposition of such securities by the Portfolio might be delayed pending court action.

Portfolio Turnover

The Portfolio may engage in active and frequent trading of portfolio securities. High portfolio turnover may involve correspondingly greater expenses to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Higher portfolio turnover may also increase share price volatility and result in realization of taxable capital gains to shareholders with taxable accounts, including short-term capital gains, and may adversely impact the Portfolio’s after-tax returns. Trading costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance.

Selection of Investments

The Advisor evaluates the rewards and risks presented by all securities purchased by the Portfolio and how they may advance the Portfolio’s investment objective. It is possible that these evaluations will prove to be inaccurate.

Other Types of Investments

In addition to the Portfolio’s principal investment strategies, and the particular types of securities which the Portfolio may select for investment described above, the Portfolio may make other types of investments and pursue other investment strategies in support of its overall investment goal. Information about some of these investments and strategies is provided below. More information about these and other supplemental investment strategies and the risks involved are described in the Statement of Additional Information (“SAI”).

Other Derivatives: The Portfolio may use other types of derivatives such as swaps, security-based swaps, futures and options on futures to manage risks inherent in its portfolio and to increase its return. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset such as a security or an index. The use of derivative instruments by the Portfolio may involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Some of the risks of investing in derivatives include (i) the risk that the other party to the derivative contract may fail to fulfill its obligations; (ii) the risk that the use of derivatives may reduce liquidity and make the Portfolio harder to value, especially in declining markets; (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and (iv) the risk that the Portfolio may suffer disproportionately heavy losses relative to the amount invested if the Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates or credit events. The Portfolio may invest in derivative instruments to increase total return and for hedging purposes. Investing to increase total return is considered a speculative practice and presents even greater risk of loss.

Real Estate Investment Trusts: The Portfolio may invest in real estate investment trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. The Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Portfolio.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Internal Revenue Code of 1986, as amended (the “Code”) requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks. Investing in REITs also involves risks similar to those associated with investing in small capitalization companies. That is, they may have limited financial resources, may trade less frequently and in a limited volume and may be subject to abrupt or erratic price movements in comparison to larger capitalization companies.

Securities Lending: In order to generate additional income, the Portfolio may lend its securities to qualified brokers, dealers, banks and other financial institutions. Such loans are required at all times to be continuously secured by collateral consisting of cash, securities of the U.S. Government or its agencies or letters of credit equal to at least the market value of the loaned securities. The cash collateral received may be invested in short-term investments in accordance with terms approved by the Fund’s Board. The value of the securities loaned may not exceed one-third of the value of the total assets of the Portfolio (including the loan collateral). The Portfolio could experience a delay in recovering its securities or a possible loss of income or value if the borrower fails to return the securities when due.

Cyber Security Risk: The Portfolio and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Portfolio to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Portfolio or its advisers, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Portfolio. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Portfolio’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Portfolio to regulatory fines or financial losses and/or cause reputational damage. The Portfolio may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuer of securities in which the Portfolio may invest, which could result in material adverse consequences for such issuers and may cause the Portfolio’s investment in such companies to lose value.

Portfolio Holdings

The Advisor may publicly disclose information concerning the securities held by the Portfolio in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission (“SEC”). In addition, the Advisor may post the Portfolio’s month-end, top-ten portfolio holdings no earlier than ten calendar days after the end of each month, and/or the complete quarter-end portfolio holdings no earlier than ten calendar days after the end of each calendar quarter, on its website, www.glenmedeim.com. This information will generally remain available on the website at least until the Fund files with the SEC its annual/semi-annual shareholder report or quarterly portfolio holding report that includes such period. The Fund may terminate or modify this policy at any time without further notice to shareholders.

A further description of the Fund’s policies and procedures with respect to the disclosure of portfolio holdings is available in the SAI.

PRICE OF PORTFOLIO SHARES

The price of shares issued by the Portfolio is based on its NAV. The Portfolio’s NAV per share is determined as of the close of regular trading hours of the New York Stock Exchange (“NYSE”), currently 4:00 p.m. (Eastern Time), on each day that the NYSE is open for business. The time at which shares are priced may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than 4:00 p.m. (Eastern Time). In addition, the Board has approved that the Portfolio may determine to price its shares on weekdays that the NYSE is temporarily closed due to emergency circumstances.

The Portfolio’s investments generally are valued at market value or, when market quotations are not readily available or when events occur that make established valuation methods unreliable, at fair value as determined in good faith using methods determined by the Fund’s Board. The Advisor and State Street Bank & Trust Company, the Fund’s custodian, regularly test the accuracy of the fair value prices by comparing them with values that are available from other sources. At each regularly scheduled Board meeting, a report is submitted describing any security that has been fair valued and the basis for the fair value determination.

Securities listed on a foreign exchange and unlisted foreign securities are valued at the latest quoted price available when assets are valued. Foreign securities may trade on days when shares of the Portfolio are not priced; as a result, the value of such securities may change on days when you will not be able to purchase or redeem the Portfolio’s shares. Foreign currency amounts are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars last quoted by a major bank.

The following are examples of situations that may constitute significant events that could render a market quotation for a specific security “not readily available” and require fair valuation of such security: (i) the security’s trading has been halted or suspended; (ii) the security has been de-listed from a national exchange; (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; (iv) the security has not been traded for an extended period of time; (v) the security’s authorized pricing sources are not able or willing to provide a price; (vi) an independent price quote from two or more broker-dealers is not available; (vii) trading of the security is subject to local government-imposed restrictions; (viii) foreign security has reached a pre-determined range of trading set by a foreign exchange (“limit up” or “limit down” price), and no trading has taken place at the limit up price or limit down price; (ix) natural disasters, armed conflicts, and significant government actions; (x) significant events that relate to a single issuer or to an entire market sector, such as significant fluctuations in domestic or foreign markets or between the current and previous days’ closing levels of one or more benchmark indices approved by the Board; (xi) the security’s sales have been infrequent or a “thin” market in the security exists; and/or (xii) with regard to over-the-counter securities, the validity of quotations from broker-dealers appears questionable or the number of quotations indicates that there is a “thin” market in the security.

The frequency with which the Portfolio’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Portfolio invests pursuant to its investment objective, strategies and limitations. Investments in other registered mutual funds, if any, are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

Valuing the Portfolio’s investments using fair value pricing will result in using prices for those investments that may differ from current market prices. Accordingly, fair value pricing could result in a difference between the prices used to calculate the Portfolio’s NAV and the prices used by other investment companies, investors and the Portfolio’s benchmark index to price the same investments.

ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF SHARES

The Portfolio may appoint one or more intermediaries as its agent to receive purchase and redemption orders of shares of the Portfolio and cause these orders to be transmitted, on an aggregated basis, to the Portfolio’s transfer agent. Orders placed through these intermediaries will be deemed to have been received and accepted by the Portfolio when the intermediary accepts the order. Therefore, the purchase or redemption order will reflect the NAV per share next determined after receipt of the order by the intermediary, if the intermediary successfully transmits the order to the Portfolio’s transfer agent by the next business morning.

Purchase of Shares

Shares of the Portfolio are sold without a sales commission on a continuous basis to Glenmede Trust acting on behalf of clients and clients of its Affiliates (“Clients”) and to certain approved employee benefit plans and institutions, including brokers acting on behalf of their clients (“Institutions”), at the NAV per share next determined after receipt, in proper order, of the purchase order by the Fund’s transfer agent. We consider orders to be in “proper order” when all required documents are properly completed, signed and received. Beneficial ownership of shares will be reflected on books maintained by Glenmede Trust or the Institutions. If you wish to purchase shares in the Portfolio, you should contact Glenmede Trust by telephone or facsimile or contact your Institution.

The Portfolio reserves the right, in its sole discretion, to reject any purchase order, when, in the judgment of management, such rejection is in the best interests of the Portfolio and its shareholders.

Your Institution may charge you for purchasing or selling shares of the Portfolio. There is no transaction charge for shares purchased directly from the Portfolio through Glenmede Trust.

Purchases of the Portfolio’s shares will be made in full and fractional shares calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except upon your written request. Certificates for fractional shares, however, will not be issued.

The Fund reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolio or to reject purchase orders when, in the judgment of the Advisor, such suspension or rejection is in the best interests of the Portfolio. Subject to the Board’s discretion, the Advisor will monitor the Portfolio’s total assets and may decide to close the Portfolio at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Portfolio may adversely affect the implementation of the Portfolio’s investment strategy. Subject to the Board’s discretion, once closed, the Advisor may also choose to reopen the Portfolio to new investments at any time, and may subsequently close the Portfolio again should concerns regarding the Portfolio’s size recur. If the Portfolio closes to new investments, generally that Portfolio would be offered only to certain existing shareholders of the Portfolio and certain other persons, who may be generally subject to cumulative, maximum purchase amounts. The Fund, however, reserves the right to reopen the Portfolio, once closed, to new investments from time to time at its discretion.

Redemption of Shares

You may redeem shares of the Portfolio at any time, without cost, at the NAV per share next determined after the Fund’s transfer agent receives your redemption order. Generally, a properly signed written order is all that is required. If you wish to redeem your shares, you should contact Glenmede Trust by telephone or facsimile or contact your Institution.

You will ordinarily be paid your redemption proceeds within one business day, but normally in no more than seven days, after the Fund’s transfer agent receives your order in proper form. The Fund may suspend the right of redemption or postpone the date of payment under any emergency circumstances as determined by the SEC.

Redemption proceeds are normally paid in cash, although the Fund has the right to limit each shareholder to cash redemptions of $250,000 or 1% of the Portfolio’s NAV, whichever is less, within a 90-day period. Any additional redemption proceeds would be made in readily marketable securities. A shareholder will be exposed to market risk until the readily marketable securities are converted to cash and may incur transaction expenses in converting these securities to cash.

Frequent Purchases and Redemptions of Portfolio Shares

Mutual fund market timing involves the frequent purchase and redemption of shares of mutual funds within short periods of time with the intention of capturing short-term profits resulting from market volatility. Market timing may disrupt portfolio management strategies; harm the performance of the Portfolio; dilute the value of Portfolio shares held by long-term shareholders; increase brokerage and administrative costs; and for a Portfolio that invests to a significant extent in foreign securities, foster time-zone arbitrage.

The Fund does not knowingly accommodate frequent purchases and redemptions of Portfolio shares by shareholders. Pursuant to a policy adopted by the Board to discourage market timing of the Portfolio’s shares, the Fund has established the following procedures designed to discourage market timing of the Portfolio. The Fund will enforce its policies and procedures to discourage market timing of the Portfolio’s shares equitably on all shareholders. There is no guarantee that the Fund will be able to identify individual shareholders who may be market timing the Portfolio or curtail their trading activity in every instance, particularly if they are investing through financial intermediaries.

Shares of the Portfolio may be sold through omnibus account arrangements with financial intermediaries. Omnibus account information generally does not identify the underlying investors’ trading activity on an individual basis. In an effort to identify and deter market timing in omnibus accounts, Glenmede Trust and the Advisor periodically review trading activity at the omnibus level and will seek to obtain underlying account trading activity information from the financial intermediaries when, in their judgment, the trading activity suggests possible market timing. Requested information relating to trading activity will be reviewed to identify accounts that may be engaged in excessive trading based on criteria established by Glenmede Trust or the Advisor, as applicable. If this information shows that an investor’s trading activity suggests market timing, Glenmede Trust or the Advisor, as applicable, will contact the financial intermediary and follow its procedures, including but not limited to, warnings, restricting the account from further trading and/or closing the account. Financial intermediaries may also monitor their customers’ trading activities in the Portfolio using criteria that may differ from the criteria established by Glenmede Trust and the Advisor and there is no assurance that the procedures used by the financial intermediaries will be able to curtail excessive trading. If a third-party financial intermediary does not provide underlying account trading activity information upon request, Glenmede Trust or the Advisor, as applicable, will determine what action to take, including terminating the relationship with the financial intermediary.

DIVIDENDS AND DISTRIBUTIONS

The Portfolio normally distributes substantially all of its net investment income to shareholders in the form of a quarterly dividend.

The Portfolio normally distributes any realized net capital gains at least once a year.

Dividends and capital gains distributions are paid in cash or reinvested in additional shares at the option of the shareholder.

ADDITIONAL INFORMATION ABOUT TAXES

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding Federal, state, local and/or foreign tax consequences relevant to your specific situation. Additional information about taxes is contained in the SAI.

Distributions

The Portfolio contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as discussed below, you will be subject to Federal income tax on Portfolio distributions regardless of whether they are paid in cash or reinvested in additional shares. Portfolio distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of the Portfolio will be taxable to you as long-term capital gain, no matter how long you have owned your Portfolio shares. The maximum long-term capital gain rate applicable to individuals, estates, and trusts is currently 23.8% (which includes a 3.8% Medicare tax). You will be notified annually of the tax status of distributions to you.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of the Portfolio (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by the Portfolio to individual shareholders will be taxed at long-term capital gain rates. But if less than 95% of the gross income of the Portfolio (other than net capital gain) consists of qualifying dividends, then distributions paid by the Portfolio to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Portfolio. For the lower rates to apply, you must have owned your Portfolio shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Portfolio’s ex-dividend date (and the Portfolio will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of the Portfolio’s distributions that qualify for this favorable treatment may be reduced as a result of the Portfolio’s securities lending activities, if any, certain options transactions, a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations.

Distributions from the Portfolio will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by the Portfolio in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

It is expected that the Portfolio will be subject to foreign withholding or other foreign income taxes with respect to dividends or interest received from (and, in some cases, gains recognized on shares of stock of) non-U.S. companies. The Portfolio may, to the extent eligible, make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (1) to credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit, subject to applicable limitations, or (2) to take that amount as an itemized deduction.

A portion of distributions paid by the Portfolio to shareholders who are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of the Portfolio’s securities lending activities, if any, by a high portfolio turnover rate, or by investments in non-U.S. corporations.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as “buying into a dividend.”

It is contemplated that the Portfolio will write call and put options and may invest in derivative securities, including swaps, futures and options on futures. The tax treatment of these sorts of transactions is complex and may (as may the Portfolio’s high turnover rate) result in the recognition by the Portfolio of significant amounts of short-term capital gain and ordinary income. This, in turn, may cause significant portions of the distributions by the Portfolio to shareholders to be taxable at an ordinary income rate. Also, in some cases, these transactions may cause the Portfolio to recognize income or gain without any corresponding receipt of cash, in which case the Portfolio may have to liquidate other positions to enable it to distribute the amount of that income or gain to shareholders so as to avoid incurring corporate-level tax.

Sales and Redemptions

You will generally recognize taxable gain or loss for Federal income tax purposes on a sale or redemption of your shares based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Portfolio shares for over 12 months at the time you dispose of them.

Certain special tax rules may apply to losses realized in some cases. Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of the Portfolio may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Portfolio within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Portfolio. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

For shares acquired on or after January 1, 2012, the Portfolio (or relevant broker or financial advisor) are required to compute and report to the Internal Revenue Service (“IRS”) and furnish to Portfolio shareholders cost basis information when such shares are sold. The Portfolio has elected to use the average cost method, unless you instruct the Portfolio to use a different IRS-accepted cost basis method, or choose to specifically identify your shares at the time of each sale. If your account is held by your broker or other financial advisor, they may select a different cost basis method. In these cases, please contact your broker or other financial advisor to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Portfolio and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your Federal and state income tax returns. Portfolio shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.

IRAs and Other Tax-Qualified Plans

The one major exception to the preceding tax principles is that distributions on, and sales and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless it borrowed to acquire the shares.

Backup Withholding

The Portfolio may be required in certain cases to withhold and remit to the IRS a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the IRS for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Portfolio that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The current backup withholding rate is 28%.

U.S. Tax Treatment of Foreign Shareholders

Generally, nonresident aliens, foreign corporations and other foreign investors are subject to 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of a regulated investment company such as the Portfolio, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Portfolio’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), dividends attributable to the Portfolio’s interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Portfolio.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale or redemption of shares in the Portfolio, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on capital gain dividends from the Portfolio.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in the Portfolio is effectively connected with that trade or business, then the foreign investor’s income from the Portfolio will generally be subject to U.S. Federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

The Portfolio will also generally be required to withhold 30% tax on certain payments to foreign entities that do not provide a Form W-8BEN-E that evidences their compliance with, or exemption from, specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Portfolio.

State and Local Taxes

You may also be subject to state and local taxes on distributions, sales and redemptions. State income taxes may not apply, however, to the portions of the Portfolio’s distributions, if any, that are attributable to interest on U.S. Government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE PORTFOLIO

Investment Advisor

Glenmede Investment Management LP, with principal offices at One Liberty Place, 1650 Market Street, Suite 1200, Philadelphia, Pennsylvania 19103, serves as investment advisor to the Portfolio. The Advisor, a limited partnership, is wholly-owned by Glenmede Trust. As of December 31, 2016, the Advisor had over $15 billion in assets under management.

Under its Investment Advisory Agreements with the Fund, the Advisor, subject to the control and supervision of the Fund’s Board and in conformance with the stated investment objective and policies of the Portfolio, manages the investment and reinvestment of the assets of the Portfolio. It is the responsibility of the Advisor to make investment decisions for the Portfolio and to place the Portfolio’s purchase and sale orders.

For the fiscal year ended October 31, 2016, the Portfolio paid a management fee to the Advisor for its investment advisory services, calculated daily and paid monthly, at the annual rate of 0.55% of the Portfolio’s average daily net assets.

A discussion regarding the Board’s basis for approving the renewal of the Investment Advisory Agreement is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2016.

Shareholders in the Portfolio who are clients of Glenmede Trust, or its Affiliates, pay fees which vary, depending on the capacity in which Glenmede Trust or its Affiliate provides fiduciary and investment services to the particular Client (e.g., personal trust, estate settlement, advisory and custodian services) (“Client Fees”). Glenmede Trust and its Affiliates currently intend to exclude the portion of their Clients’ assets invested in the Portfolio when calculating Client Fees. Shareholders in the Portfolio who are customers of other Institutions may pay fees to those Institutions.

The Advisor and/or Glenmede Trust may pay additional compensation from time to time, out of their assets, and not as an additional charge to the Portfolio, to selected Institutions that provide services to the Institution’s customers who are beneficial owners of the Portfolio and other persons in connection with servicing and/or sales of Portfolio shares and other accounts managed by the Advisor or Glenmede Trust.

Sean Heron, CFA, Portfolio Manager of the Advisor, is primarily responsible for the management of the Portfolio. Mr. Heron has been responsible for the management of the Portfolio since it commenced operations on September 28, 2012. He has been employed by the Advisor since June 2010. Since 2006, Mr. Heron has served as Vice President to

Glenmede Trust. Prior to that time, Mr. Heron was employed by McGowan Investors LP (2004-2006) and Goldman Sachs & Co. (1999-2003) as a Senior Derivatives Trader.

The SAI provides additional information about Mr. Heron’s compensation, other accounts he manages and his ownership of shares of the Fund Portfolios he manages.

GENERAL INFORMATION

If you have any questions regarding the Portfolio contact the Fund at the address or telephone number stated on the back cover page.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio’s financial performance since its inception. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio’s financial statements, is included in the Annual Report, which is available upon request.

International Secured Options Portfolio

(For a share outstanding throughout each period)

	For The Year Ended October 31,
	2016[2]	2015[2]	2014[2]	2013[2]	For the Period September 28, 2012[1] through October 31, 2012[2]
Net asset value, beginning of year	$9.96	$10.58	$11.52	$10.15	$10.00

Income from investment operations:
Net investment income (loss)[3]	0.15	0.19	0.13	(0.08)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.30)	(0.48)	(0.11)	1.48	0.16

Total from investment operations	(0.15)	(0.29)	0.02	1.40	0.15

Distributions to shareholders from:
Net investment income	(0.21)	(0.21)	(0.11)	—	—
Net realized capital gains	—	(0.12)	(0.85)	(0.03)	—

Total distributions	(0.21)	(0.33)	(0.96)	(0.03)	—

Net asset value, end of year	$9.60	$9.96	$10.58	$11.52	$10.15

Total return	(1.47)%	(2.78)%	0.30%	13.78%	1.50%[4,5]

Ratios to average net assets/Supplemental data:
Net assets, end of period (in 000s)	$28,818	$88,478	$100,552	$98,182	$21,115
Ratio of operating expenses before waiver/reimbursement to average net assets[3]	0.91%	0.84%	0.87%	0.95%	3.68%[6]
Ratio of operating expenses after waiver/reimbursement to average net assets[3]	0.91%	0.84%	0.87%	0.95%	1.00%[6]
Ratio of net investment income to average net assets[3]	1.61%	1.83%	1.20%	(0.74)%	(1.00)%[6]
Portfolio turnover rate	70%	106%	81%	7%	0.00%[7,8]

[1]	Commencement of operations.
[2]	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
[3]	This ratio/per share amount does not include the expenses of the Exchange-Traded Fund held in the Portfolio.
[4]	Total return calculation is not annualized.
[5]	The Total Return reflects fee waivers and/or expense reimbursements in effect and would have been lower in their absence.
[6]	Annualized.
[7]	Amount rounds to less than 0.01% per share.
[8]	Calculation represents portfolio turnover for the Portfolio for the period of September 28, 2012 through October 31, 2012.

Where to find more information

More Portfolio information is available to you upon request and without charge:

Annual and Semi-Annual Report

The Annual and Semi-Annual Reports provide additional information about the Portfolio’s investments. The Annual Report also contains a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during the last fiscal year.

Statement of Additional Information (“SAI”)

The SAI includes additional information about the Portfolio’s investment policies, organization and management. It is legally part of this Prospectus (it is incorporated by reference).

You can get free copies of the Portfolio’s Annual Report, Semi-Annual Report or SAI by calling or writing to the address shown below. These documents are also available on Glenmede Investment Management’s website at www.glenmedeim.com. You may also request other information about the Portfolio, and make inquiries as follows:

Write to:

The Glenmede Fund, Inc.

100 Summer Street, Floor 7

SUM0703

Boston, MA 02111

By phone:

1-800-442-8299

Information about the Portfolio (including the Portfolio’s SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Portfolio are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-1520.

The Glenmede Fund, Inc.’s Investment Company Act File No. is 811-05577

The third party marks appearing above are the marks of their respective owners.